Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FIRST AMENDMENT TO LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is made and shall be effective as of the date of the last signature by the parties below (the “Amendment Effective Date”) by and between Proteomedix AG, a Swiss company (“Proteomedix”), and Laboratory Corporation of America Holdings, a Delaware Corporation (“Labcorp”).

WHEREAS, Proteomedix and Labcorp are parties to that certain License Agreement dated March 27, 2023 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth herein and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Section 5.2. Section 5.2 of the Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“Once each Clinical Study is completed, Labcorp will provide Proteomedix with the results of the Clinical Study; provided, however, that Proteomedix will not use such results with a third party without Labcorp’s prior written consent or disclose such results to a third party without Labcorp’s prior written consent.”

2. Addition of Section 5.3. Section 5 of the Agreement is hereby amended to add the following:

“5.3 PRIME Study. In addition to the Clinical Studies and Subsequent Clinical Study described herein, Labcorp shall also use commercially reasonable efforts to complete an additional study known as the “Prostate Cancer Risk Identification in a Multi-Ethnic Cohort: a prospective US-based multi-center validation study of Proclarix (PRIME Study)” described in the preliminary version of the clinical protocol synopsis attached as Exhibit C, which clinical protocol synopsis may be updated by the mutual agreement of Labcorp and Proteomedix (the “PRIME Study”). Proteomedix shall pay Labcorp [***] as compensation for the performance of the PRIME Study (“PRIME Study Fees”) upon achievement of milestones as set forth below. Proteomedix shall provide Labcorp with all reagents and consumables necessary to perform and complete the PRIME Study at Proteomedix’s sole cost and expense and at no charge to Labcorp. In addition, Proteomedix hereby acknowledges and agrees that the risk calculator referenced in the PRIME Study protocol is included within the scope of the Licensed IP and the license granted to Labcorp and its Affiliates under Section 2.1 of this Agreement; provided, however that Labcorp shall have no obligation to pay any royalties or milestone payments based upon its and its Affiliates’ use of the risk calculator in performance of the PRIME Study.

Labcorp may elect, in its discretion, to conduct an intermediate readout of the results of the PRIME Study prior to completion. If so, Labcorp will notify Proteomedix and disclose and discuss the findings of the readout.

Labcorp shall invoice Proteomedix based upon milestones as outlined below.

Milestone	Amount		Total
Amendment Effective Date	[***	]	[***	]
[***] enrolled subject	[***	]	[***	]
[***] enrolled subject	[***	]	[***	]
[***] enrolled subject	[***	]	[***	]
[***] enrolled subject	[***	]	[***	]
[***] enrolled subject	[***	]	[***	]

In the event that the PRIME Study is discontinued prior to enrollment of [***] subjects, Proteomedix shall pay Labcorp [***] per enrolled subject in excess of the tier for which a milestone payment was most recently paid. For example, if the PRIME Study is discontinued at [***] enrolled subjects, Proteomedix would pay Labcorp an additional [***] ([***] subjects * [***]) in lieu of the [***] milestone payment that would have been payable upon enrollment of the [***] subject. In such example, the total PRIME Study Fees would be [***] (plus pass-through fees described in the following paragraph, if any).

Payment shall be due within thirty (30) days of the date of each invoice.”

3. Exhibit C. Exhibit C is added to the Agreement and attached to this Amendment.

4. Agreement Confirmed. Except as set forth in this Amendment, the Agreement is hereby confirmed and shall remain in full force and effect. All capitalized terms used herein but not otherwise defined will have the meaning attributed to such terms in the Agreement.

5. Execution. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or e-mail shall be deemed effective delivery of a manually executed counterpart of this Amendment.

(Signatures appear on the following page.)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

PROTEOMEDIX AG		LABORATORY CORPORATION OF AMERICA HOLDINGS

By:	/s/ Beat Rheiner, PhD	By:	/s/ Marcia Eisenberg
Name:	Beat Rheiner, PhD	Name:	Marcia T. Eisenberg, PhD
Title:	CEO	Title:	CSO and SrVP
Date:	12/6/25	Date:	12/6/25

By:	/s/ Thomas Meier, PhD
Name:	Thomas Meier, PhD
Title:	Chairman
Date:	12/6/25

EXHIBIT C

PRIME STUDY

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